[MFS Logo] Investment Management

MFS(r) Government Markets Income Trust

Semiannual Report
May 31, 1997

[Graphic Man & Woman]

Dear Shareholders:
The central theme for the past six months has been strong U.S. economic growth. In the first quarter of 1997, the nation's gross domestic product grew at an annualized rate of 5.8% (following a 3.8% increase in the last quarter of 1996), while the unemployment rate dropped to a 23-year low of 4.8%. The Federal Reserve Board (the Fed) demonstrated its determination to check inflation by hiking interest rates. Accordingly, the U.S. bond market turned in a lackluster performance, while the dollar soared. The 10-year U.S. Treasury yield rose by 60 basis points (0.60%), while the dollar appreciated from 1.5339 to 1.7016 German marks per dollar.

Economic growth has been much less robust outside the United States. Fiscal austerity and structural rigidities continue to constrain growth in Europe, while Japan's private sector is struggling to overcome the deflationary impact of deregulation and fiscal tightening. As a consequence, 10-year yields in Germany and Japan rose only modestly over the period, by 14 and 17 basis points (0.14% and 0.17%), respectively. Meanwhile, the higher-yielding markets of Spain and Italy, driven by anticipation of European monetary union in 1999 as well as by global investors' efforts to maintain portfolio yield, continued to experience narrowing yield spreads versus Germany. As in past periods, our ability to allocate up to 35% of the Trust's assets to international fixed-income markets enhanced return and diversified the risk in the U.S. government market.

The Trust's stock market price, which stood at $6.750 on November 30, 1996, declined to $6.563 on May 31, 1997, while its net-asset-value (NAV) price decreased from $7.56 to $7.36, representing a total return of 1.14% based on market price and 1.28% based on NAV. For comparative purposes, the Salomon Brothers Treasury Government Sponsored Index, an unmanaged index of medium-term Treasuries and agency securities, appreciated by 0.47% over this period, and the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year, appreciated by 2.14% in local currency terms.

We believe the Trust continues to benefit from its innovative share repurchase program. This program, which was implemented in April 1996 and reinstated in March 1997, authorizes the Trust to repurchase up to 10% of its outstanding shares annually. The Trust captures the difference between its NAV and its market price when it repurchases shares and pays the added value to its shareholders with their regular monthly distributions. The extra distribution paid to shareholders is currently adding approximately 50 basis points (0.50%) to the Trust's distribution rate at both NAV and market price. This higher distribution rate has helped move the Trust's market price from $6.500 on May 31, 1996, to $6.563 on May 31, 1997.

U.S. Government Sector
With the backdrop of an economy operating near its long-term growth potential, the U.S. fixed-income market has vacillated between opposing themes. The first has been concern that, seven years into this business expansion, and with the economy operating near what is commonly viewed as full employment, inflationary pressures could be building. The second has been the belief that, by some measures, inflationary pressures have actually been abating. Stronger momentum in the economy during the second half of 1996 and early in 1997 led the Fed and the fixed-income market to focus on inflationary risks, pushing yields on 2- and 10-year Treasuries from 5.58% and 6.05%, respectively, in November to highs of 6.54% and 6.98% in April. In anticipation of the March tightening of monetary policy, our strategy was to de-emphasize intermediate-maturity Treasuries and increase allocations to very short-maturity Treasuries, offset by a slightly greater emphasis on longer-maturity 10-year Treasuries. Although the degree of further Fed tightening over the next several months remains uncertain, we believe the Fed may see a need for further modest tightening. Should it choose to raise interest rates, short- and intermediate-maturity securities would be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, we believe we can reduce overall interest-rate sensitivity in the portfolio while reducing exposure to intermediate maturities.

In this environment, the mortgage-backed pass-through sector posted strong relative performance, and we anticipate a continuation of this trend in the months ahead. Mortgage securities tend to outperform Treasuries in uncertain market environments for two important reasons. First, they are, on average, shorter in maturity than outstanding Treasuries and, thus, decline less in price as yields increase, as they did during 1996 and early 1997. Second, because they are higher-yielding securities, their additional coupon income provides a total return cushion to help offset price declines. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) An index, or average, allocation to this sector would be about 42%. We recently reduced our weighting of this sector to approximately 36%, but will add to it should yield spreads widen during the next few months.

International Sector
In 1996, we maintained the Trust's exposure to foreign markets near the limit of 35%, enabling the portfolio to capture the strong performance of the higher-yielding Canadian, Australian, and European markets. More recently, the foreign allocation has been reduced because U.S. interest rates appear increasingly attractive from a global perspective. Presently, 26% of assets are allocated to foreign bonds, with 10% invested in the dollar bloc, 8% in higher-yielding European bonds, and 8% in emerging market instruments offering what we view as attractive yields with low duration.

With the Fed tightening in the United States and yield spreads already narrow by historical standards, we do not anticipate rapid price appreciation in international bond markets. Therefore, our focus is on earning an attractive yield from a high-quality portfolio and on capturing potential gains from the convergence of longer-term yields. Within the dollar bloc, we remain concentrated in Australian and New Zealand bonds based on their having relatively high nominal interest rates as well as high real (inflation-adjusted) rates. In Europe, we believe that European monetary union will begin on time in 1999. This should help maintain downward pressure on yield spreads throughout Europe -- even for countries such as Italy that may not participate right away. As part of the convergence process, official interest rates are likely to be cut in Italy, Spain, and possibly Sweden. Over time, we would also expect emerging market spreads to shrink as investors become more comfortable with these markets.

Although some of the forces pushing the dollar up may be waning, we remain virtually fully hedged back into the dollar. In the near term, we believe the dollar should be supported by capital inflows induced by favorable interest-rate and growth differentials. Long term, however, concern over worsening trade and current-account deficits may temper this strength.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President


/s/ Stephen C. Bryant
Stephen C. Bryant


/s/ Steven E. Nothern
Steven E. Nothern
Portfolio Managers

June 12, 1997

 Performance Summary
 (For the six months ended May 31, 1997)

  Net Asset Value Per Share
  November 30, 1996                $7.56
  May 31, 1997                     $7.36
  New York Stock Exchange Price
  November 30, 1996                $6.750
  December 31, 1996 (high)*        $6.813
  April 15, 1997 (low)*            $6.375
  May 31, 1997                     $6.563
  *For the period December 1, 1996, through May 31, 1997.

             ----------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Number of Shareholders
As of May 31, 1997, our records indicate that there are 12,107 registered shareholders and approximately 48,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MGF.

Investment Objective and Policy
The investment objective of MFS(R) Government Markets Income Trust is to provide a high level of current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts, interest rate swaps, and purchase securities on a "when issued" basis.

Dividend Reinvestment and Cash Purchase Plan
The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Dividend Disbursing Agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- May 31, 1997

Bonds -- 88.9%


                                                           Principal Amount
Issuer                                                      (000 Omitted)               Value
U.S. Bonds -- 63.4%
U.S. Federal Agencies -- 25.5%
FHA (Kimberly Woods Project Loan), 8.25s, 2027+ ......... $            6,240     $  6,486,180
FHA (USGI 986 Spring Hill), 10.375s, 2030+   ............              2,457        2,725,146
FICO, 10.7s, 2017 .......................................              8,500       11,633,015
FICO, 9.8s, 2018  .......................................              5,000        6,362,500
Federal Home Loan Mortgage Corp., 7.5s, 2099 ............             36,000       35,921,160
Federal National Mortgage Assn., 7.875s, 2006   .........             30,000       30,295,312
Federal National Mortgage Assn., 7s, 2026 -- 2027  ......             31,425       29,173,160
Federal National Mortgage Assn., 8.5s, 2027  ............             10,100       10,840,141
                                                                                 -------------
                                                                                 $133,436,614
                                                                                 -------------
U.S. Government Guaranteed -- 16.7%
 Small Business Administration -- 0.8%
 SBA, 8.875s, 2011   .................................... $            3,876     $  4,138,352
                                                                                 -------------
 Government National Mortgage Association -- 15.9%
 GNMA, 7s, 2022 -- 2025 ................................. $           41,387     $ 40,373,582
 GNMA, 7.5s, 2002 -- 2026  ..............................             28,326       28,415,653
 GNMA, 8.5s, 2026 .......................................             14,212       14,718,573
                                                                                 -------------
  Total Government National Mortgage Association   ......                        $ 83,507,808
                                                                                 -------------
  Total U.S. Government Guaranteed  .....................                        $ 87,646,160
                                                                                 -------------
U.S. Treasury Obligations -- 21.2%
 U.S. Treasury Notes, 9.125s, 1999  ..................... $           15,000     $ 15,792,150
 U.S Treasury Notes, 6.375s, 2000   .....................             35,000       35,016,450
 U.S. Treasury Bonds, 10.75s, 2005  .....................              9,100       11,413,402
 U.S. Treasury Bonds, 11.25s, 2015  .....................             28,500       40,946,520
 U.S. Treasury Bonds, 6.625s, 2027  .....................              7,910        7,620,811
                                                                                 -------------
                                                                                 $110,789,333
                                                                                 -------------
  Total U.S. Bonds   ....................................                        $331,872,107
                                                                                 -------------
Foreign Bonds -- 25.5%
Australia -- 7.1%
Commonwealth of Australia, 8.75s, 2001 .................. AUD         10,860     $  8,855,372
Commonwealth of Australia, 9.75s, 2002 ..................              9,870        8,401,135
Commonwealth of Australia, 10s, 2002   ..................              9,880        8,533,705
Commonwealth of Australia, 9.5s, 2003  ..................             13,400       11,390,499
                                                                                 -------------
                                                                                 $ 37,180,711
                                                                                 -------------
Denmark -- 0.8%
Kingdom of Denmark, 8s, 2001  ........................... DKK         24,639     $  4,213,972
                                                                                 -------------
Greece -- 1.4%
Hellenic Republic, 12.6s, 2003   ........................ GRD      1,240,000     $  4,797,064
Hellenic Republic, 14.3s, 2003   ........................            360,000        1,378,161
Hellenic Republic, 14.5s, 2003   ........................            240,000          918,334
                                                                                 -------------
                                                                                 $  7,093,559
                                                                                 -------------
Ireland -- 1.6%
Republic of Ireland, 8s, 2000 ........................... IEP          4,620     $  7,393,112
Republic of Ireland, 6.5s, 2001  ........................                640          984,774
                                                                                 -------------
                                                                                 $  8,377,886
                                                                                 -------------
Italy -- 1.0%
Republic of Italy, 8.313s, 1999  ........................ ITL      8,430,000     $  5,199,664
                                                                                 -------------

                                                                     Principal Amount
Issuer                                                                (000 Omitted)                 Value
Foreign Bonds -- continued
Mexico -- 3.7%
United Mexican States, 7.875s, 2001## .............................. $         13,000        $ 13,097,500
United Mexican States, 7.875s, 2001   ..............................            6,000           6,043,800
                                                                                           --------------
                                                                                             $ 19,141,300
                                                                                           --------------
New Zealand -- 1.4%
Government of New Zealand, 8s, 2001   .............................. NZD       10,440        $  7,367,932
                                                                                           --------------
Poland -- 2.8%
Government of Poland, 6.938s, 2024 ................................. $         15,000        $ 14,681,250
                                                                                           --------------
Sweden -- 0.9%
Kingdom of Sweden, 10.25s, 2000 .................................... SEK       33,100        $  4,809,635
                                                                                           --------------
Thailand -- 1.5%
Total Access Communication, 10.4s, 2004  ........................... THB      200,000        $  7,951,319
                                                                                           --------------
United Kingdom -- 2.2%
United Kingdom Treasury, 9.5s, 2004   .............................. GBP        6,200        $ 11,496,933
                                                                                           --------------
Venezuela -- 1.1%
Republic of Venezuela, 6.5s, 2020  ................................. $          7,500        $  5,709,375
                                                                                           --------------
  Total Foreign Bonds  .............................................                         $133,223,536
                                                                                           --------------
  Total Bonds (Identified Cost, $465,986,475)  .....................                         $465,095,643
                                                                                           --------------
Warrants
Republic of Venezuela  ............................................. $         37,500            --
                                                                                           --------------
Rights
United Mexican States  ............................................. $          1,000            --
                                                                                           --------------
Short-Term Obligations -- 13.6%
Federal Home Loan Mortgage Corp., due 06/02/97 - 06/30/97  ......... $         55,032        $ 54,982,763
Federal National Mortgage Assn., due 08/04/97 - 08/05/97   .........           16,400          16,238,067
                                                                                           --------------
  Total Short-Term Obligations, at Amortized Cost and Value   ......                         $ 71,220,830
                                                                                           --------------
  Total Investments (Identified Cost, $537,207,305)  ...............                         $536,316,473
                                                                                           --------------
Call Option Written -- (0.1%)
                                                                     Principal Amount
Description/Expiration Month/Strike Price                               of Contracts
 Swiss Francs/Deutsche Marks/                                          (000 Omitted)
 March/0.847 (Premium Received, $133,083)........................... CHF       19,084            (550,279)
                                                                                           --------------
Other Assets, Less Liabilities -- (2.4%)  ..........................................          (12,468,643)
                                                                                            --------------
 Net Assets -- 100.0%   ............................................................         $523,297,551
                                                                                            --------------
##SEC Rule 144A restriction.
 +Restricted security.

  Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD  =  Australian Dollars   ESP = Spanish Pesetas   JPY = Japanese Yen
  CAD  =  Canadian Dollars     GBP = British Pounds    NOK = Norwegian Kroner
  CHF  =  Swiss Francs         GRD = Greek Drachmas    NZD = New Zealand Dollars
  DEM  =  Deutsche Marks       IEP = Irish Punts       SEK = Swedish Kronor
  DKK  =  Danish Kroner        ITL = Italian Lire      THB = Thai Bahts
  ECU  =  European Currency Units


                       See notes to financial statements

Statement of Assets and Liabilities -- May 31, 1997


Assets:
  Investments, at value (identified cost, $537,207,305) ..............................   $536,316,473
  Cash  ..............................................................................         78,008
  Net receivable for forward foreign currency exchange contracts .....................        359,180
  Net receivable for master netting agreements and closed foreign currency exchange
    contracts sold ...................................................................      2,583,470
  Receivable for investments sold  ...................................................     15,000,000
  Interest receivable  ...............................................................      6,344,305
  Other assets   .....................................................................          4,753
                                                                                         --------------
      Total assets   .................................................................   $560,686,189
                                                                                         --------------
Liabilities:
  Payable to dividend disbursing agent   .............................................   $    258,898
  Payable for investments purchased   ................................................     35,870,625
  Payable for interest rate swaps  ...................................................         80,509
  Written option outstanding, at value (premium received, $133,083) ..................        550,279
  Net payable for forward foreign currency exchange contracts purchased   ............        214,967
  Payable to affiliates --
   Administrative fee  ...............................................................            429
   Management fee   ..................................................................         20,088
   Transfer and dividend disbursing agent fee  .......................................         17,977
  Accrued expenses and other liabilities .............................................        374,866
                                                                                         --------------
      Total liabilities ..............................................................   $ 37,388,638
                                                                                         --------------
Net assets ...........................................................................   $523,297,551
                                                                                         ==============
Net assets consist of:
  Paid-in capital   ..................................................................   $560,537,212
  Unrealized appreciation on investments and translation of assets and liabilities in
    foreign currencies ...............................................................      1,278,451
  Accumulated net realized loss on investments and foreign currency transactions   ...    (33,645,768)
  Accumulated distributions in excess of net investment income   .....................     (4,872,344)
                                                                                         --------------
     Total ...........................................................................   $523,297,551
                                                                                         ==============
Shares of beneficial interest outstanding   ..........................................     71,077,255
                                                                                         ==============
Net asset value (net assets [divided by] shares of beneficial interest outstanding)         $7.36
                                                                                            =====

                       See notes to financial statements

Statement of Operations -- Six Months Ended May 31, 1997


Net investment income:
  Interest income .........................................................          $ 19,805,148
                                                                                   --------------
  Expenses --
   Management fee .........................................................          $  1,907,293
   Transfer and dividend disbursing agent fee   ...........................               105,304
   Administrative fee   ...................................................                20,031
   Trustees' compensation  ................................................                81,584
   Custodian fee  .........................................................               139,399
   Auditing fees  .........................................................                35,957
   Postage  ...............................................................                27,459
   Printing ...............................................................                13,877
   Miscellaneous  .........................................................                76,021
                                                                                   --------------
     Total expenses  ......................................................          $  2,406,925
   Fees paid indirectly ...................................................               (18,658)
                                                                                   --------------
     Net expenses .........................................................          $  2,388,267
                                                                                   --------------
      Net investment income   .............................................          $ 17,416,881
                                                                                   --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis)
   Investment transactions ................................................          $ (8,746,438)
   Written option transactions   ..........................................               204,943
   Foreign currency transactions ..........................................             3,553,571
   Interest rate swaps  ...................................................               234,525
                                                                                   --------------
     Net realized loss on investments and foreign currency transactions              $ (4,753,399)
                                                                                   --------------
  Change in unrealized appreciation (depreciation)
   Investments ............................................................          $(12,341,271)
   Written options   ......................................................              (417,196)
   Translation of assets and liabilities in foreign currencies ............             4,339,902
   Interest rate swaps  ...................................................              (666,821)
                                                                                   --------------
     Net unrealized loss on investments and foreign currency translations            $ (9,085,386)
                                                                                   --------------
      Net realized and unrealized loss on investments and foreign currency           $(13,838,785)
                                                                                   --------------
       Increase in net assets from operations   ...........................          $  3,578,096
                                                                                   ==============

                       See notes to financial statements

Statement of Changes in Net Assets

                                                                                  Six Months               Year Ended
                                                                                    Ended                 November 30,
                                                                                 May 31, 1997                 1996
                                                                                --------------           --------------
Increase (decrease) in net assets:
From operations --
 Net investment income ......................................................    $ 17,416,881            $ 38,132,996
 Net realized gain (loss) on investments and foreign currency transactions ..      (4,753,399)              1,310,231
 Net unrealized loss on investments and foreign currency translation ........      (9,085,386)             (8,205,983)
                                                                                 -------------           -------------
  Increase in net assets from operations ....................................    $  3,578,096            $ 31,237,244
                                                                                 -------------           -------------
Distributions declared to shareholders --
 From net investment income  ................................................    $(17,416,881)           $(38,132,996)
  In excess of net investment income   .......................................     (1,836,427)             (3,801,845)
                                                                                 -------------           -------------
   Total distributions declared to shareholders   ...........................    $(19,253,308)           $(41,934,841)
                                                                                 -------------           -------------
Trust share (principal) transactions --
 Cost of Treasury shares acquired  ..........................................    $(15,523,255)           $(40,941,119)
                                                                                 -------------           -------------
   Total decrease in net assets .............................................    $(31,198,467)           $(51,638,716)
Net assets:
 At beginning of period   ...................................................     554,496,018             606,134,734
                                                                                 -------------           -------------
 At end of period (including accumulated distributions in excess of
  net investment income of $4,872,344 and $3,035,917, respectively) .........    $523,297,551            $554,496,018
                                                                                 =============           =============

                       See notes to financial statements

Financial Highlights

                                                                                   Year Ended November 30,
                                                                      -------------------------------------------------
                                                 Six Months Ended
                                                  May 31, 1997          1996        1995          1994        1993
                                                 ------------------    --------    --------     --------    --------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period  ......            $    7.56     $   7.62    $   6.90     $   7.83    $   7.59
                                                 ------------------    --------    --------     --------    --------
Income from investment operations --
  Net investment income # .....................           $    0.24     $   0.49    $   0.49     $   0.48    $   0.52
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions   ..............................              (0.19)       (0.07)       0.64        (0.88)       0.38
                                                 ------------------    --------    --------     --------    --------
     Total from investment operations  .........          $    0.05     $   0.42    $   1.13     $  (0.40)   $   0.90
                                                 ------------------    --------    --------     --------    --------
Less distributions declared to
    shareholders --
  From net investment income ..................           $  (0.24)    $  (0.49)   $  (0.49)    $  (0.14)   $  (0.44)
  In excess of net investment income  .........              (0.03)       (0.05)       --          (0.02)       --
  From net realized gain on investments
    and foreign currency transactions   .........             --           --          --          (0.05)      (0.22)
  Tax return of capital   .....................               --           --          --          (0.32)       --
                                                 ------------------    --------    --------     --------    --------
     Total distributions declared to
      shareholders   ...........................          $  (0.27)    $  (0.54)   $  (0.49)    $  (0.53)   $  (0.66)
                                                 ------------------    --------    --------     --------    --------
Net increase from repurchase of capital
  shares   ....................................           $   0.02     $   0.06    $   0.08        --          --
                                                 ------------------    --------    --------      --------    --------
Net asset value -- end of period  ............            $   7.36     $   7.56    $   7.62     $   6.90    $   7.83
                                                 ==================    ========    ========     ========    ========
Per share market value -- end of
   period   ....................................          $  6.563     $  6.750    $  6.500     $  6.313    $  7.125
                                                 ==================    ========    ========     ========    ========
Total return .................................               1.14%++     12.61%      10.96%      (3.90)%       7.32%
Ratios (to average net assets)/Supplemental data:
   Expenses## .................................              0.91%+       1.00%       0.99%        0.97%       0.93%
   Net investment income  .....................              6.58%+       6.63%       6.84%        6.51%       6.61%
Portfolio turnover ...........................                140%         249%        318%         295%        453%
Net assets at end of period
  (000 omitted)  ..............................           $523,298     $554,496    $606,135     $617,789    $744,448

 +Annualized.
++Not annualized.
 #Per share data for periods subsequent to November 30, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.


                       See notes to financial statements

                                                       Year Ended November 30,
                                                 ------------------------------------
                                                      1992        1991         1990
                                                  --------    --------     --------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period  .......   $   8.08    $   8.41     $   8.92
                                                  --------    --------     --------
Income from investment operations --
  Net investment income[sec]                      $   0.61    $   0.69     $   0.78
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions   ..............................     (0.23)       0.16        (0.11)
                                                  --------    --------     --------
     Total from investment operations  ........   $   0.38    $   0.85     $   0.67
                                                  --------    --------     --------
Less distributions declared to
  shareholders --
  From net investment income ..................   $  (0.57)   $  (0.64)    $  (0.68)
  From net realized gain on investments
  and foreign currency transactions   .........         --          --           --
  From paid-in capital ........................      (0.30)      (0.54)       (0.50)
                                                  --------    --------     --------
     Total distributions declared to
      shareholders   ..........................   $  (0.87)   $  (1.18)    $  (1.18)
                                                  --------    --------     --------
Net asset value -- end of period  .............   $   7.59    $   8.08     $   8.41
                                                  ========    ========     ========
Per share market value -- end of period .......   $  7.250    $  8.000     $  8.125
                                                  ========    ========     ========
Total return ..................................      1.11%      13.73%      (6.82)%
Ratios (to average net assets)/
   Supplemental data:[sec]
    Expenses   ................................      1.03%       1.04%        1.05%
    Net investment income  ....................      7.80%       8.38%        9.16%
Portfolio turnover ............................       245%        805%         535%
Net assets at end of period
  (000 omitted)  ..............................   $743,103    $785,992     $813,978



                                                      1989         1988              1987*
                                                  --------     --------       -------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period  ......    $   9.18     $   9.33       $      9.40
                                                  --------     --------       -------------
Income from investment operations --
  Net investment income[sec]                      $   0.82     $   0.94       $      0.45
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions   ..............................      0.09         0.12             (0.03)
                                                  --------     --------       -------------
     Total from investment operations  .........  $   0.91     $   1.06       $      0.42
                                                  --------     --------       -------------
Less distributions declared to
   shareholders --
  From net investment income ..................   $  (0.90)    $  (0.88)      $     (0.44)
  From net realized gain on investments
  and foreign currency transactions   .........        --         (0.17)            (0.05)
  From paid-in capital ........................      (0.27)       (0.16)               --
                                                  --------     --------       -------------
     Total distributions declared to
      shareholders   ...........................  $  (1.17)    $  (1.21)      $     (0.49)
                                                  --------     --------       -------------
Net asset value -- end of period  ............    $   8.92     $   9.18       $      9.33
                                                  ========     ========       =============
Per share market value -- end of period       .   $ 10.000     $ 10.125       $     9.875
                                                  ========     ========       =============
Total return .................................      11.83%       15.77%             8.10%+
  Ratios (to average net assets)/
   Supplemental data:[sec]
    Expenses   .................................     1.08%        1.11%             1.01%+
    Net investment income  .....................     9.23%        9.87%             9.91%+
Portfolio turnover ...........................        640%         307%               88%
Net assets at end of period
   (000 omitted)  ..............................  $857,252     $873,503       $   879,686




 *For the period from the commencement of investment operations, May 28, 1987, to November 30, 1987.
 +Annualized.
[sec]The investment adviser did not impose a portion of its adviser fee amounting to $0.0013 per share for the year ended November 30, 1990. If this fee had been incurred by the Trust, the net investment income per share would have been $0.78 and the annualized ratio of expenses to average net assets and net investment income to average net assets would have been 1.07% and 9.14%, respectively.


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Government Markets Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, interest rate swaps, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At November 30, 1996, the Trust, for federal income tax purposes, had a capital loss carryforward of $28,773,975, which may be applied against any net taxable realized gains of each succeeding year until the earlier of it utilization or expiration on November 30, 2002, ($28,577,312) and November 30, 2004, ($196,663).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.33% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $22,177 for the period ended May 31, 1997.

Administrator -- Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee up to 0.015% per annum of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

    Total Number of Accounts      Annual Account Fee
    ------------------------      -------------------
    Less than 75,000   ......        $9.00
    75,000 and over    ......        $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                               Purchases       Sales
                                                             -------------- -------------
    U.S. government securities   ........................... $417,249,832   $457,243,692
                                                             =============  =============
    Investments (non-U.S. government securities) ......      $234,342,349   $231,099,017
                                                             =============  =============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


    Aggregate cost   .........................  $537,207,305
                                                =============
    Gross unrealized depreciation ............  $ (3,257,469)
    Gross unrealized appreciation ............     2,366,637
                                                -------------
     Net unrealized depreciation  ............  $   (890,832)
                                                =============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                         Six Months Ended May 31,   Year Ended November 30,
                                                   1997                      1996
                                         ------------------------- -------------------------
                                           Shares      Amount        Shares        Amount
                                         ----------- -------------  -----------  ------------
    Treasury shares reacquired   ......  2,307,200   $15,523,255    6,154,700    $40,941,119
                                         =========   ============   =========    ============


In accordance with the provisions of the Trust's prospectus, 2,307,200 shares of beneficial interest were purchased by the Trust during the period ended May 31, 1997, at an average price per share of $6.73 and a weighted average discount of 9.1% per share. The Trust repurchased 6,154,700 shares of beneficial interest during the year ended November 30, 1996, at an average price per share of $6.65 and a weighted average discount of 9.7% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Quarterly Financial Information (unaudited)

Quarterly Period Ended     Investment Income   Net Investment Income
------------------------ --------------------- ---------------------
                                        Per                   Per
Fiscal 1997                 Amount     Share      Amount     Share
-----------              ------------- ------- ------------- -------
February 28    .........   $ 9,993,101   $0.14   $ 8,686,382   $0.12
May 31   ...............     9,812,047    0.14     8,730,499    0.12
                          ------------  ------  ------------  ------
                           $19,805,148   $0.28   $17,416,881   $0.24
                          ============  ======  ============  ======
Fiscal 1996
-----------
February 29    .........   $11,154,975   $0.13   $ 9,686,176   $0.12
May 31   ...............    11,060,989    0.15     9,595,620    0.12
August 31   ............    11,084,186    0.14     9,659,873    0.13
November 30 ............    10,550,068    0.14     9,191,327    0.12
                          ------------  ------  ------------  ------
                           $43,850,218   $0.56   $38,132,996   $0.49
                          ============  ======  ============  ======
Fiscal 1995
-----------
February 28    .........   $12,162,338   $0.13   $10,700,322   $0.12
May 31   ...............    12,446,705    0.15    10,938,166    0.13
August 31   ............    11,733,564    0.15    10,233,221    0.13
November 30 ............    11,035,555    0.13     9,514,361    0.11
                          ------------  ------  ------------  ------
                           $47,378,162   $0.56   $41,386,070   $0.49
                          ============  ======  ============  ======



                                Net Realized and            Net Increase (Decrease)
                             Unrealized Gain (Loss)         in Net Assets Resulting
Quarterly Period Ended           on Investments                 from Operations
------------------------ ------------------------------- ------------------------------
                                                 Per                            Per
Fiscal 1997                   Amount            Share          Amount          Share
-----------              ------------------ ------------ ----------------- ------------
February 28    .........     $(11,695,351)      $(0.16)      $(3,008,969)      $(0.04)
May 31   ...............       (2,143,434)       (0.03)        6,587,065         0.09
                             --------------     --------     -------------     --------
                             $(13,838,785)      $(0.19)      $ 3,578,096       $ 0.05
                             ==============     ========     =============     ========
Fiscal 1996
------------
February 29    .........     $(11,159,323)      $(0.14)      $(1,473,147)      $(0.02)
May 31   ...............      (15,304,186)       (0.19)       (5,708,566)       (0.07)
August 31   ............       (1,079,673)       (0.01)        8,580,200         0.11
November 30 ............       20,647,430         0.27        29,838,757         0.40
                             --------------     --------     -------------     --------
                             $ (6,895,752)      $(0.07)      $31,237,244       $ 0.42
                             ==============     ========     =============     ========
Fiscal 1995
-----------
February 28    .........     $ 13,491,579       $ 0.22       $24,191,901       $ 0.35
May 31   ...............       25,867,253         0.24        36,805,419         0.37
August 31   ............       (1,867,003)       (0.02)        8,366,218         0.09
November 30 ............       15,628,328         0.20        25,142,689         0.32
                             --------------     --------     -------------     --------
                             $ 53,120,157       $ 0.64       $94,506,227       $ 1.13
                             ==============     ========     =============     ========


(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the period ended May 31, 1997, was $2,341.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 1997, is as follows:

Written Option Transactions

                                                               1997 Calls                             1997 Puts
                                                 --------------------------------------- -----------------------------------
                                                   Principal Amounts of                    Principal Amounts of
                                                 Contracts (000 Omitted)     Premiums    Contracts (000 Omitted)   Premiums
-------------------------------------------------------------------------- ------------- ------------------------- ---------
Outstanding, beginning of period --                            --            $     --                --               $  --
 Options written --
  Australian Dollars ...........................            2,765            $   18,676              --                  --
  Swiss Francs/Deutsche Marks ..................           19,084               133,083              --                  --
  United States Dollars ........................           28,000               188,281              --                  --
 Options terminated in closing transactions --
  Australian Dollars ...........................           (2,765)              (18,676)             --                  --
 Options expired --
  United States Dollars ........................          (28,000)             (188,281)             --                  --
                                                         --------            ----------            -------           --------
 Outstanding, end of period   ..................           19,084            $  133,083              --               $  --
                                                         ========            ==========            =======           ========
 Option outstanding at end of period consist of:
  Swiss Francs/Deutsche Marks    ...............           19,084            $  133,083              --               $  --
                                                         --------            ----------            -------           --------
 Outstanding, end of period   ..................           19,084            $  133,083              --               $  --
                                                         ========            ==========            =======           ========

At May 31, 1997, the Trust had sufficient cash and/or securities at least equal to the value of written options.

Forward Foreign Currency Exchange Contracts


                                           Contracts to                         Contracts          Net Unrealized
           Settlement Date               Deliver/Receive     In Exchange For     at Value    Appreciation (Depreciation)
------------------------------------- ---------------------- ----------------- ------------- ----------------------------
Sales
           6/30/97    ............... CAD        9,069,939     $ 6,755,000     $ 6,590,254            $ 164,746
           6/30/97 - 9/30/97   ...... DEM       22,866,459      13,772,290      13,470,304              301,986
           6/30/97 - 9/30/97   ...... ESP    2,114,069,924      14,783,598      14,650,870              132,728
           6/30/97 - 9/30/97   ...... JPY      108,097,050         912,866         933,526              (20,660)
           8/26/97    ............... NOK        8,814,568       1,308,032       1,244,872               63,160
           6/30/97 - 9/30/97   ...... SEK       41,379,875       5,347,273       5,630,053             (282,780)
                                                               ------------    ------------          ----------
                                                               $42,879,059     $42,519,879            $ 359,180
                                                               ============    ============          ==========
Purchases
           9/30/97    ............... CHF        3,339,188     $ 2,401,710     $ 2,400,302            $  (1,408)
           9/30/97    ............... DEM        3,699,186       2,190,033       2,187,998               (2,035)
           9/30/97    ............... DKK       34,489,696       5,392,385       5,344,489              (47,896)
           8/26/97    ............... ECU        1,280,000       1,470,720       1,463,212               (7,508)
           6/30/97    ............... ESP      991,555,978       6,958,776       6,866,525              (92,251)
           6/30/97    ............... ITL   11,006,332,360       6,518,281       6,504,742              (13,539)
           6/30/97    ............... SEK        3,806,483         542,219         491,889              (50,330)
                                                               ------------    ------------          ----------
                                                               $25,474,124     $25,259,157            $(214,967)
                                                               ============    ============          ==========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $2,093,152 with Banker's Trust, $613,926 with Swiss Bank Corp., $334,523 with Deutschebank, $203,862 with Merrill Lynch, $161,755 with J.P. Morgan, and $2,512 with Chase Manhattan Bank and a net payable of $826,260 with C.S. First Boston at May 31, 1997.

At May 31, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps


                        Notional Principal        Cash Flows              Cash Flows           Unrealized
Expiration              Amount of Contract     Paid by the Trust     Received by the Trust     Depreciation
-------------           --------------------   -------------------   -----------------------   -------------
5/22/04         ITL     9,150,000,000          ITL-Libor-BBA           Fixed -- 7.09%         $(80,509)
                                                                                               ==========

At May 31, 1997, the Trust has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

(9) Restricted Securities
The Trust may invest not more than 10% of its assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1997, the Trust owned the following restricted securities (constituting 1.76% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                                           Par
                                                        Date of           Amount
Description                                            Acquisition     (000 omitted)       Cost          Value
----------------------------------------------------   -------------   ---------------   ------------   -----------
FHA (Kimberly Woods Project Loan), 8.25s, 2027         3/29/93            $6,240          $6,470,984   $6,486,180
FHA (USGI 986 Spring Hill), 10.375s, 2030              8/16/93             2,457           2,651,855    2,725,146
                                                                                                        -----------
                                                                                                        $9,211,326
                                                                                                        ===========

Independent Auditors' Report

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Markets Income Trust as of May 31, 1997, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended May 31, 1997 and the year ended November 30, 1996, and the financial highlights for the six months ended May 31, 1997 and for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at May 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Markets Income Trust at May 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 3, 1997

MFS(R) Government Markets Income Trust
Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.

Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741





*   Affiliated with the Investment Adviser
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee


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MGFCE-3 7/97 62M